UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

dMY Squared Technology Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

This Amendment No. 1 (this “Amended Proxy Statement”) to the definitive proxy statement of dMY Squared Technology Group, Inc. (the “Company”) amends and restates in its entirety the definitive proxy statement which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 24, 2025 (the “Original Proxy Statement”). This Amended Proxy Statement is being filed to correct the number of Class A common stock and Class B common stock issued and outstanding as of the record date, to make corresponding corrections to the share percentages throughout, and to correct the number of additional shares necessary to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal after the vote of the founder shares. You should read this Amended Proxy Statement in its entirety and in place of the Original Proxy Statement. We will print and distribute to our shareholders this Amended Proxy Statement for consideration in lieu of the Original Proxy Statement.

The record date for determining the shareholders entitled to vote at the Special Meeting remains November 19, 2025. Shareholders who have already voted and who do not want to change their vote need not take any action. Shareholders who have already voted and who want to change their vote should revote their votes by following the instructions included in this Amended Proxy Statement. Shareholders who are entitled to vote and have not yet voted are encouraged to vote as soon as possible.

DMY SQUARED TECHNOLOGY GROUP, INC.
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144

NOTICE OF SPECIAL MEETING

TO BE HELD ON DECEMBER 15, 2025

TO THE SHAREHOLDERS OF DMY SQUARED TECHNOLOGY GROUP, INC.:

You are cordially invited to attend the Special Meeting (the “Special Meeting”) of shareholders of dMY Squared Technology Group, Inc. (the “Company,” “we,” “us” or “our”), to be held at 10:00 a.m. Eastern Time, on December 15, 2025. The Special Meeting will be held virtually, at https://www.cstproxy.com/dmysquaredtechnology/2025. At the Special Meeting, the shareholders will consider and vote upon the following proposals:

1.	To approve the amendment (the “Extension Amendment”) of the Company’s Amended and Restated Articles of Organization (our “Charter”) pursuant to an amendment in the form set forth in Annex A to the accompanying proxy statement to extend the date (the “Deadline Date”) by which the Company must consummate a business combination from December 29, 2025 (the “Current Outside Date”) to January 29, 2026, and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Deadline Date up to five times for an additional one month each time, until up to June 29, 2026 (collectively, the “Extension” and the proposal, the “Extension Amendment Proposal”).

2.	To approve the amendment (the “Trust Agreement Amendment”) of the Company’s Investment Management Trust Agreement, dated October 4, 2022 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), pursuant to an amendment in the form set forth as Annex B to the accompanying proxy statement, to reflect the Extension (the “Trust Agreement Amendment Proposal”).

3.	To approve the adjournment of the Special Meeting to a later date or dates, or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Trust Agreement Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Approval of both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension Amendment and Trust Agreement Amendment. Each of the proposals are more fully described in the accompanying proxy statement. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/dmysquaredtechnology/2025. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE TRUST AGREEMENT AMENDMENT PROPOSAL, AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

As previously disclosed, on September 9, 2025, the Company entered into the Business Combination Agreement (the “Business Combination Agreement”) with Horizon Quantum Computing Pte. Ltd. (“Horizon”) and the other parties thereto. The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on September 9, 2025, October 14, 2025, and October 22, 2025.

While the parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the SEC related to the transaction, our Board has determined that there will not be sufficient time before the Current Outside Date to consummate the Business Combination.

The Company’s prospectus for its initial public offering (“IPO”) and its Charter initially provided 15 months from the closing of the IPO, or January 4, 2024 (the “Initial Outside Date”), to consummate an initial business combination. The Charter also permitted the Company, by resolution of the Board, to extend the period of time to consummate an initial business combination twice by an additional 3 month period (for a total of 21 months to complete an initial business combination), subject to dMY Squared Sponsor LLC (the “Sponsor”) depositing into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) an aggregate of $631,900 for each extension. On January 2, 2024, the Company held a special meeting of its shareholders (the “Prior Special Meeting”). At the Prior Special Meeting, the Company’s shareholders approved various proposals including an amendment of the Charter to extend (the “Prior Extension”) the date by which the Company has to consummate an initial business combination from January 4, 2024 to January 29, 2024 and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such date up to twenty-three times for an additional one month each time, until up to December 29, 2025, only if the Sponsor or its designee would deposit (the “Prior Contribution”) into the Trust Account as a loan, (i) on or before January 4, 2024, with respect to the initial extension, an amount of $41,667, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, an amount of $50,000. In connection with the shareholder approval of the Prior Extension, an aggregate of 3,980,414 shares initially issued as part of the units sold in the IPO (the “units” and with respect to the Class A common stock included in the Units sold, the “public shares”) were redeemed, and the Company paid approximately $42.0 million to redeeming shareholders on January 4, 2024.

In connection with the Prior Contribution and advances the Sponsor or its affiliates may make to the Company for working capital expenses, on January 2, 2024, the Company issued a convertible promissory note to Harry L. You, Chairman, Chief Executive Officer and Chief Financial Officer and an affiliate of the Sponsor (the “Payee”), with a principal amount up to $1.75 million (the “Convertible Note”). The Convertible Note bears no interest and is repayable on the earlier of (i) the date on which the Company consummates an initial business combination and (ii) the date the Company liquidates. If the Company does not consummate an initial business combination, the Convertible Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Upon the consummation of the initial business combination, up to $1,500,000 of the outstanding principal of the Convertible Note may be converted into warrants, at a price of $1.00 per warrant, at the option of the Payee. Since January 2, 2024, the board of directors has elected to extend the liquidation date to December 29, 2025. Accordingly, the Company has drawn down from the Convertible Note and deposited $1,141,667 into the Trust Account in connection with such extensions.

NYSE American Rules Section 119(b) requires a special purpose acquisition company to complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, which deadline, for the Company, was September 29, 2025. Because the Company did not complete its initial business combination on or before September 29, 2025, the trading of the Company’s Class A common stock, public warrants, and units was suspended at the closing of business on September 29, 2025, and a Form 25-NSE was filed with the Securities Exchange Commission, which removed the Company’s securities from listing and registration on NYSE American. Beginning on September 30, 2025, the Company’s Class A common stock and public warrants are traded on the OTCQB Market and the Company’s units are quoted on the OTCID under the symbols “DMYY”, “DMYYW”, and “DMYYU”, respectively. The Company’s shareholders should know that there may be a very limited market in which the Company’s securities are traded, the trading price of the Company’s securities may be adversely affected, and the Company’s Class A common stock may be deemed to be a “penny stock”. The Company can provide no assurance that its securities will continue to trade on the OTC Market, whether broker-dealers will continue to provide public quotes of its securities on the OTC Markets, or whether the trading volume of its securities will be sufficient to provide for an efficient trading market for existing and potential holders of its securities. See “Risk Factors — Our securities were delisted from trading on the NYSE American exchange, effective as of the close of trading on September 29, 2025, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.”

The purpose of the Extension Amendment Proposal is to provide us with additional time to complete the Business Combination with Horizon. If the Extension Amendment is not approved, the Company would not have sufficient time to complete the Business Combination, and would be forced to liquidate. The Company’s Board believes that it is in the best interests of the Company and its shareholders to extend the Current Outside Date to allow for a period of additional time to consummate the Business Combination. The purpose of the Trust Agreement Amendment Proposal is to amend the Trust Agreement to reflect the Extension. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Trustee to maintain the Trust Account during the Extension.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates, or indefinitely, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock, par value $0.0001 per share (the “Class A common stock”) and Class B common stock, par value $0.0001 per share (the “Class B common stock”, and together with the Class A common stock, the “common stock”), including those shares held as a constituent part of our units, voting together as a single class, is required to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. As of the record date (as defined below), the Sponsor holds 1,163,484 founder shares (as defined below). The shares held by the Sponsor represent 29.7% of the Company’s outstanding common stock. Accordingly, as of the record date, in addition to the shares held by the Sponsor, the Company will need 1,383,434 additional shares (or about 35.3% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals. Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are a condition to the implementation of the Extension Amendment and Trust Agreement Amendment, respectively.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, our Deadline Date would extend from December 29, 2025 to January 29, 2026. Our Board would also have the right to further extend such date up to five times for a period of one month each time, up to June 29, 2026 without requiring an additional shareholder vote.

Our Board has fixed the close of business on November 19, 2025 (the “record date”) as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date, there were 2,754,852 outstanding shares of the Company’s Class A common stock and 1,163,484 outstanding shares of the Company’s Class B common stock, which vote together as a single class with respect to the Extension Amendment Proposal and Trust Agreement Amendment Proposal. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal. A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

In connection with the Extension Amendment Proposal and Trust Agreement Amendment Proposal, if approved by the requisite vote of shareholders, holders of public shares (“public shareholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholders vote for or against the Extension Amendment Proposal and Trust Agreement Amendment Proposal, or do not vote at all, and regardless of whether the public shareholder holds such public shares on the record date. Public shareholders who wish to redeem their shares must follow the redemption procedures set forth in the accompanying proxy statement in order to validly redeem their shares. Our Sponsor and other holders of founder shares have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a shareholder vote to approve an amendment to the Company’s Charter.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended, or upon our liquidation if the Company does not consummate the Business Combination by the Deadline Date.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and be available for use by the Company to complete the Business Combination with Horizon. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on the Business Combination if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved.

The withdrawal of funds from the Trust Account in connection with the Extension will reduce the amount held in the Trust Account following the Extension, and the amount remaining in the Trust Account after such withdrawal may be only a fraction of the approximately $27,298,111.87 (including interest, but less the funds used to pay taxes) that was in the Trust Account as of the record date. In such event, the Company may seek to obtain additional funds to complete the Business Combination with Horizon (as permitted by the terms of the Business Combination Agreement, including to satisfy the minimum cash condition thereof), and there can be no assurance that such funds will be available on terms acceptable to the Company or at all.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $11.67, for illustrative purposes, calculated as of November 19, 2025, the record date of the Special Meeting. On the record date, the closing price of the Company’s Class A common stock on the OTC Markets was $11.86. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.19 less than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, or indefinitely, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved, and if the Company does not consummate the Business Combination by the Current Outside Date, in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”). You are not being asked to vote on the Business Combination with Horizon at this time. If the Extension Amendment Proposal and the Trust Agreement Proposal are approved and the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Business Combination when and if submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the Business Combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the Deadline Date, or upon the Company’s earlier liquidation, subject to the terms of the Charter.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if presented, the Adjournment Proposal are advisable and in the best interests of the Company and our shareholders, and recommends that you vote or give instruction to vote “FOR” each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the Special Meeting.

November 25, 2025	By Order of the Board of Directors,

/s/ Harry L. You
Harry L. You
Chairman and Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal, Trust Agreement Amendment Proposal, and/or the Adjournment Proposal, and an abstention will have the same effect as voting against the Extension Amendment Proposal and Trust Agreement Amendment Proposal, but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on December 15, 2025: This notice of meeting and the accompanying proxy statement are being made available on or about November 25, 2025 at https://www.cstproxy.com/dmysquaredtechnology/2025.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ET ON DECEMBER 11, 2025, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

DMY SQUARED TECHNOLOGY GROUP, INC.
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 15, 2025

The Special Meeting (the “Special Meeting”) of shareholders of dMY Squared Technology Group, Inc. (the “Company,” “we,” “us” or “our”), a Massachusetts corporation, will be held at 10:00 a.m. Eastern Time, on December 15, 2025. The Special Meeting will be held virtually, at https://www.cstproxy.com/dmysquaredtechnology/2025. At the Special Meeting, the shareholders will consider and vote upon the following proposals:

1.	To approve the amendment (the “Extension Amendment”) of the Company’s Amended and Restated Articles of Organization (our “Charter”) pursuant to an amendment in the form set forth in Annex A to this proxy statement to extend the date (the “Deadline Date”) by which the Company must consummate a business combination from December 29, 2025 (the “Current Outside Date”) to January 29, 2026 and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Deadline Date up to five times for an additional one month each time, until up to June 29, 2026 (collectively, the “Extension”) (the proposal, the “Extension Amendment Proposal”).

2.	To approve the amendment (the “Trust Agreement Amendment”) of the Company’s Investment Management Trust Agreement, dated October 4, 2022 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), pursuant to an amendment in the form set forth as Annex B to this proxy statement, to reflect the Extension (the “Trust Agreement Amendment Proposal”).

3.	To approve the adjournment of the Special Meeting to a later date or dates, or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Trust Agreement Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Approval of both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension Amendment and Trust Agreement Amendment. Each of the proposals are more fully described herein. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/dmysquaredtechnology/2025. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE TRUST AGREEMENT AMENDMENT PROPOSAL, AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

As previously disclosed, on September 9, 2025, the Company entered into the Business Combination Agreement (the “Business Combination Agreement”) with Horizon Quantum Computing Pte. Ltd. (“Horizon”) and the other parties thereto. The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on September 9, 2025, October 14, 2025, and October 22, 2025.

While the parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the SEC related to the transaction, our Board has determined that there will not be sufficient time before the Current Outside Date to consummate the Business Combination.

The Company’s prospectus for its initial public offering (“IPO”) and its Charter initially provided 15 months from the closing of the IPO, or January 4, 2024 (the “Initial Outside Date”), to consummate an initial business combination. The Charter also permitted the Company, by resolution of the Board, to extend the period of time to consummate an initial business combination twice by an additional 3 month period (for a total of 21 months to complete an initial business combination), subject to dMY Squared Sponsor LLC (the “Sponsor”) depositing into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) an aggregate of $631,900 for each extension. On January 2, 2024, the Company held a special meeting of its shareholders (the “Prior Special Meeting”). At the Prior Special Meeting, the Company’s shareholders approved various proposals including an amendment of the Charter to extend (the “Prior Extension”) the date by which the Company has to consummate an initial business combination from January 4, 2024 to January 29, 2024 and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such date up to twenty-three times for an additional one month each time, until up to December 29, 2025, only if the Sponsor or its designee would deposit (the “Prior Contribution”) into the Trust Account as a loan, (i) on or before January 4, 2024, with respect to the initial extension, an amount of $41,667, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, an amount of $50,000. In connection with the shareholder approval of the Prior Extension, an aggregate of 3,980,414 shares initially issued as part of the units sold in the IPO (the “units” and with respect to the Class A common stock included in the Units sold, the “public shares”) were redeemed, and the Company paid approximately $42.0 million to redeeming shareholders on January 4, 2024.

In connection with the Prior Contribution and advances the Sponsor or its affiliates may make to the Company for working capital expenses, on January 2, 2024, the Company issued a convertible promissory note to Harry L. You, Chairman, Chief Executive Officer and Chief Financial Officer and an affiliate of the Sponsor (the “Payee”), with a principal amount up to $1.75 million (the “Convertible Note”). The Convertible Note bears no interest and is repayable on the earlier of (i) the date on which the Company consummates an initial business combination and (ii) the date the Company liquidates. If the Company does not consummate an initial business combination, the Convertible Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Upon the consummation of the initial business combination, up to $1,500,000 of the outstanding principal of the Convertible Note may be converted into warrants, at a price of $1.00 per warrant, at the option of the Payee. Since January 2, 2024, the board of directors has elected to extend the liquidation date to December 29, 2025. Accordingly, the Company has drawn down from the Convertible Note and deposited $1,141,667 into the Trust Account in connection with such extensions.

NYSE American Rules Section 119(b) requires a special purpose acquisition company to complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, which deadline, for the Company, was September 29, 2025. Because the Company did not complete its initial business combination on or before September 29, 2025, the trading of the Company’s Class A common stock, public warrants, and units was suspended at the closing of business on September 29, 2025, and a Form 25-NSE was filed with the Securities Exchange Commission, which removed the Company’s securities from listing and registration on NYSE American. Beginning on September 30, 2025, the Company’s Class A common stock and public warrants are traded on the OTCQB Market and the Company’s units are quoted on the OTCID under the symbols “DMYY”, “DMYYW”, and “DMYYU”, respectively. The Company’s shareholders should know that there may be a very limited market in which the Company’s securities are traded, the trading price of the Company’s securities may be adversely affected, and the Company’s Class A common stock may be deemed to be a “penny stock”. The Company can provide no assurance that its securities will continue to trade on the OTC Market, whether broker-dealers will continue to provide public quotes of its securities on the OTC Market, or whether the trading volume of its securities will be sufficient to provide for an efficient trading market for existing and potential holders of its securities. See “Risk Factors — Our securities were delisted from trading on the NYSE American exchange, effective as of the close of trading on September 29, 2025, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.”

The purpose of the Extension Amendment Proposal is to provide us with additional time to complete the Business Combination with Horizon. If the Extension Amendment is not approved, the Company would not have sufficient time to complete the Business Combination, and would be forced to liquidate. The Company’s Board believes that it is in the best interests of the Company and its shareholders to extend the Current Outside Date to allow for a period of additional time to consummate the Business Combination.

The purpose of the Trust Agreement Amendment Proposal is to amend the Trust Agreement to reflect the Extension. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Trustee to maintain the Trust Account during the Extension.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates, or indefinitely, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock (together, the “common stock”), including those shares held as a constituent part of our units, voting together as a single class, is required to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. As of the record date (as defined below), the Sponsor holds 1,163,484 founder shares (as defined below). The shares held by the Sponsor represent 29.7% of the Company’s outstanding common stock. Accordingly, as of the record date, in addition to the shares held by the Sponsor, the Company will need 1,383,434 public shares (or about 35.3% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals. Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal are a condition to the implementation of the Extension Amendment and Trust Agreement Amendment, respectively.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, our Deadline Date would extend from December 29, 2025 to January 29, 2026. Our Board would also have the right to further extend the such date up to five times for a period of one month each time, up to June 29, 2026 without requiring an additional shareholder vote.

Our Board has fixed the close of business on November 19, 2025 (the “record date”) as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date, there were 2,754,852 outstanding shares of the Company’s Class A common stock and 1,163,484 outstanding shares of the Company’s Class B common stock, which vote together as a single class with respect to the Extension Amendment Proposal and Trust Agreement Amendment Proposal. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal. A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

In connection with the Extension Amendment Proposal, if approved by the requisite vote of shareholders, holders of public shares (“public shareholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholders vote for or against the Extension Amendment Proposal, or do not vote at all, and regardless of whether the public shareholder holds such public shares on the record date. Public shareholders who wish to redeem their shares must follow the redemption procedures set forth in this proxy statement in order to validly redeem their shares. Our Sponsor and other holders of founder shares have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a shareholder vote to approve an amendment to the Company’s Charter.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our Charter, as amended, or upon our liquidation if the Company does not consummate the business combination by the Extended date or Additional Extended date, as applicable.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and be available for use by the Company to complete the Business Combination with Horizon. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on the Business Combination if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved.

The withdrawal of funds from the Trust Account in connection with the Extension will reduce the amount held in the Trust Account following the Extension, and the amount remaining in the Trust Account after such withdrawal may be only a fraction of the approximately $27,298,111.87 (including interest, but less the funds used to pay taxes) that was in the Trust Account as of the record date. In such event, the Company may seek to obtain additional funds to complete the Business Combination with Horizon (as permitted by the terms of the Business Combination Agreement, including to satisfy the minimum cash condition thereof), and there can be no assurance that such funds will be available on terms acceptable to the Company or at all.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $11.67, for illustrative purposes, calculated as of November 19, 2025, the record date of the Special Meeting. On the record date, the closing price of the Company’s Class A common stock on the OTC Markets was $11.86. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.19 less than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, or indefinitely, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved, and if the Company does not consummate the Business Combination by the Current Outside Date, in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”).

This proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

●	our ability to finance or consummate the Business Combination with Horizon;

●	the anticipated benefits of the Business Combination;

●	our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;

●	our ability to maintain the listing of our securities on the OTC Markets or another national securities exchange;

●	our public securities’ potential liquidity and trading;

●	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance; or

●	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, our subsequently filed Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire proxy statement, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The record date for determining the shareholders entitled to vote at the Special Meeting is November 19, 2025.

Why is the Company holding the Special Meeting?

The Company is a blank check company incorporated in Massachusetts on February 15, 2022, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In connection with its formation, on March 16, 2022, the Company issued an aggregate of 2,875,000 shares of Class B common stock (the “founder shares”) to its Sponsor for an aggregate purchase price of $25,000. On September 8, 2022 and September 29, 2022, our Sponsor surrendered to the Company 718,750 founder shares and an additional 431,250 founder shares, respectively, for no consideration, resulting in the Sponsor owning 1,725,000 founder shares. In addition, on October 11, 2022, further to the underwriter’s partial exercise of the over-allotment option (as described below) and forfeiture of the remaining amount, our Sponsor forfeited 145,250 founder shares, resulting in an aggregate of 1,579,750 founder shares outstanding. On September 15, 2025, the Sponsor distributed 416,266 founder shares to one of its members, pro rata, for no consideration. Such shares were then converted on a one-for-one basis into the Company’s Class A common stock and donated to charity, resulting in an aggregate of 1,163,484 founder shares outstanding.

On October 4, 2022, the Company consummated its IPO of 6,000,000 units (the “units”), each consisting of one share of Class A common stock and one-half of one redeemable public warrant, at $10.00 per unit generating gross proceeds of $60,000,000. On October 7, 2022, the underwriter exercised its over-allotment option in part, and on October 11, 2022, the underwriter purchased 319,000 units at $10.00 per unit, generating gross proceeds of $3,190,000.

Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 2,840,000 private placement warrants (the “private placement warrants”), at a price of $1.00 per private placement warrant in a private placement to our Sponsor, generating gross proceeds to the Company of $2,840,000. On October 11, 2022, simultaneously with the sale of the underwriters’ over-allotment units, the Company completed a further private placement of an additional 44,660 private placement warrants, at a price of $1.00 per private placement warrant to our Sponsor, generating gross proceeds of $44,660.

Following the closing of the IPO, a total of $64,137,850 from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the Trust Account, which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Such funds were initially to be held in the Trust Account until the earlier of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Charter, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the period provided in our Charter. On September 25, 2024, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to transfer its Trust Account out of investment in securities into an interest-bearing bank deposit account in order to mitigate the risk of being deemed an unregistered investment company, and the account was transferred in March 2025. Following such liquidation of the assets in our Trust Account, we receive minimal interest, if any, on the funds held in the Trust Account. Like most blank check companies, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before the Current Outside Date.

The purpose of the Extension Amendment Proposal is to provide us with additional time to complete the Business Combination with Horizon. If the Extension Amendment is not approved, the Company would not have sufficient time to complete the Business Combination, and would be forced to liquidate. The Company’s Board believes that it is in the best interests of the Company and its shareholders to extend the Current Outside Date to allow for a period of additional time to consummate the Business Combination.

Therefore, our Board is submitting the proposals described in this proxy statement for the shareholders to vote upon.

What is being voted on?

You are being asked to vote on the Extension Amendment Proposal and Trust Agreement Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are described below:

1.	Extension Amendment Proposal: To approve the amendment of our Charter, pursuant to an Extension Amendment, to extend the Deadline Date from December 29, 2025 to January 29, 2026, and to allow the Company, without another shareholder vote, by resolution of the Company’s Board, to elect to further extend the Deadline Date up to five times for an additional one month each time, until up to June 29, 2026.

2.	Trust Agreement Amendment Proposal: To approve the amendment of our Trust Agreement, pursuant to the Trust Agreement Amendment, to reflect the Extension.

3.	Adjournment Proposal: To approve the adjournment of the Special Meeting to a later date or dates, or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

What are the purposes of the Extension Amendment Proposal, Trust Agreement Amendment Proposal and Adjournment Proposal?

The purpose of the Extension Amendment Proposal is to provide us with additional time to complete the Business Combination with Horizon. If the Extension Amendment is not approved, the Company would not have sufficient time to complete the Business Combination, and would be forced to liquidate. The Company’s Board believes that it is in the best interests of the Company and its shareholders to further extend the Current Outside Date to allow for a period of additional time to consummate the Business Combination.

The purpose of the Trust Agreement Amendment Proposal is to amend the Trust Agreement to reflect the Extension. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Trustee to maintain the Trust Account during the Extension.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates, or indefinitely, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension.

The Trust Agreement Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Approval of both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension Amendment and Trust Agreement Amendment.

The approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal will constitute consent for the Company to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating the Business Combination.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Extension will reduce the amount held in the Trust Account following the Extension. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the amount remaining in the Trust Account may be only a fraction of the approximately $27,298,111.87 (including interest but less the funds used to pay taxes) that was in the Trust Account as of the record date. In such event, the Company may seek to obtain additional funds to complete the Business Combination with Horizon (as permitted by the terms of the Business Combination Agreement, including to satisfy the minimum cash condition thereof), and there can be no assurance that such funds will be available on terms acceptable to the Company or at all.

If either the Extension Amendment Proposal or Trust Agreement Amendment Proposal is not approved, and if the Company has not consummated the Business Combination with Horizon by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants.

The Adjournment Proposal will only be presented at the Special Meeting the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal.

The Sponsor and other holders of founder shares have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a shareholder vote to approve an amendment to the Charter.

Why is the Company proposing the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal?

The Company’s prospectus for its IPO and its Charter initially provided 15 months from the closing of the IPO, or the Initial Outside Date, to consummate an initial business combination. The Charter also permitted the Company, by resolution of the Board, to extend the period of time to consummate an initial business combination twice by an additional 3-month period (for a total of 21 months to complete an initial business combination), subject to the Sponsor depositing into the Trust Account an aggregate of $631,900 for each extension. On January 2, 2024, at the Prior Special Meeting, the Company’s shareholders approved various proposals including the Prior Extension, which extended the date by which the Company has to consummate an initial business combination, only if the Sponsor or its designee would deposit the Prior Contribution into the Trust Account for each month of the Prior Extension. In connection with the shareholder approval of the Prior Extension, an aggregate of 3,980,414 public shares were redeemed, and the Company paid approximately $42.0 million to redeeming shareholders on January 4, 2024.

The purpose of the Extension Amendment Proposal is to provide us with additional time to complete the Business Combination with Horizon. If the Extension Amendment is not approved, the Company would not have sufficient time to complete the Business Combination, and would be forced to liquidate. The Company’s Board believes that it is in the best interests of the Company and its shareholders to extend the Current Outside Date to allow for a period of additional time to consummate the Business Combination.

The purpose of the Trust Agreement Amendment Proposal is to amend the Trust Agreement to reflect the Extension Amendment. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Trustee to maintain the Trust Account during the Extension.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates, or indefinitely, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Accordingly, our Board is proposing the Extension Amendment Proposal and Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal to allow the Company additional time to complete the Business Combination with Horizon.

You are not being asked to vote on the Business Combination with Horizon at this time. If the Extension Amendment Proposal and the Trust Agreement Proposal are approved and the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Business Combination when and if submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the Business Combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the Deadline Date, or upon the Company’s earlier liquidation, subject to the terms of the Charter.

Why should I vote for the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

Our Board believes that our shareholders will benefit from the Company consummating the Business Combination with Horizon and is proposing the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow the Company additional time to complete the Business Combination. The Extension Amendment and Trust Agreement Amendment would give the Company the opportunity to complete the Business Combination, which our Board believes in the best interests of the shareholders.

Our Charter provides that if our shareholders approve an amendment to our Charter (i) that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination by the Current Outside Date or (ii) with respect to any other material provisions of the Charter relating to shareholders’ rights or pre-initial business combination activity, the Company will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. This Charter provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter or if the Company proposed to amend any material provisions of the Charter relating to our shareholders’ rights prior to the business combination. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing the Business Combination with Horizon, circumstances warrant providing public shareholders an opportunity to consider the Business Combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date or indefinitely in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

How does the Sponsor intend to vote their shares?

The Sponsor, which is an affiliate of certain members of the Board and the Company’s management team, is expected to vote any common stock over which it has voting control in favor of the proposals. The Sponsor is not entitled to redeem the founder shares or any public shares held by it. On the record date, the Sponsor beneficially owned and was entitled to vote 1,163,484 founder shares, which represents 29.7% of the Company’s issued and outstanding common stock. Accordingly, in addition to the shares held by the Sponsor, the Company will need 1,383,434 additional shares (or about 35.3% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals. Additionally, if all outstanding shares of common stock are present at the Special Meeting, then in addition to the founder shares, the Company will need 795,685 additional shares (or about 20.3% of the outstanding common stock) to be voted in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of common stock are present at the Special Meeting, then the Company will not need any other shares to vote in favor of the Adjournment Proposal to approve such proposal.

In addition, the Sponsor, directors, executive officers or any of their respective affiliates, may purchase public shares or public warrants in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such public shares purchased by our Sponsor, directors, executive officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $11.67 per share, calculated based on the Trust Account amount as of the record date, and (b) would not be (i) voted by the Sponsor, directors, executive officers or their respective affiliates at the Special Meeting and (ii) redeemable by the Sponsor, directors, executive officers or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and Trust Agreement Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and Trust Agreement Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. None of the Sponsor, directors, executive officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal and Trust Agreement Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the Extension Amendment Proposal and Trust Agreement Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, including those shares held as a constituent part of our units, voting together as a single class, on the record date. As of the record date, the Sponsor holds approximately 29.7% of the Company’s outstanding common stock. Accordingly, in addition to the founder shares, the Company will need 1,383,434 additional shares (or about 35.3% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person (including virtually) or by proxy at the Special Meeting. If all outstanding shares of common stock are present at the Special Meeting, then in addition to the founder shares, the Company will need 795,685 additional shares (or about 20.3% of the outstanding common stock) to be voted in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of common stock are present at the Special Meeting, then the Company will not need any other shares to vote in favor of the Adjournment Proposal to approve such proposal.

What happens if I sell my public shares or units before the Special Meeting?

The November 19, 2025 record date is earlier than the date of the Special Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the Special Meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide by following the redemption procedures described elsewhere in this proxy statement.

What if I don’t want to vote for the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and/or the Adjournment Proposal?

If you do not want the Extension Amendment Proposal and Trust Agreement Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as votes against each of the Extension Amendment Proposal and Trust Agreement Amendment Proposal. Similarly, your failure to vote or instruct your broker or bank how to vote (a “broker non-vote”) will have the same effect as voting against the Extension Amendment Proposal and Trust Agreement Amendment Proposal, because the required vote is a percentage of the total outstanding shares. If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, and the Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal because they are not votes cast with respect to such proposal. Broker non-votes will not count as present for purposes of determining whether a valid quorum is established and will have no effect on the Adjournment Proposal.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination.

What happens if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved?

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and if the Company does not consummate the Business Combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants.

The Sponsor and other holders of founder shares have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a shareholder vote to approve an amendment to the Charter.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, the Company will file an amendment to the Charter with the Secretary of the Commonwealth of Massachusetts in the form of Annex A hereto and will enter into an amendment to the Trust Agreement with the Trustee in the form of Annex B hereto. The implementation of the Extension Amendment would extend the Deadline Date and the Company will continue to attempt to consummate the Business Combination with Horizon. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded on the OTC Markets.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension Amendment is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s common stock held by our Sponsor through the founder shares.

How are the funds in the Trust Account currently being held?

Upon the closing of the IPO, the partial over-allotment, the private placement and the Overfunding Loans, approximately $64.1 million ($10.15 per unit) of the net proceeds of the sale of the units and the private placement warrants and the proceeds from the Overfunding Loans were initially placed in the Trust Account with the Trustee. According to the terms of the Trust Agreement, the funds held in the Trust Account were initially invested in United States government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the completion of an initial business combination, (ii) the redemption of public shares properly submitted in connection with a shareholder vote to amend the Charter to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company does not complete the initial business combination within the allowed period of time to consummate an initial business combination or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, and (iii) return of the funds held in the Trust Account to public shareholders as part of the redemption of the public shares if the Company does not complete an initial business combination during the allowed period of time to consummate an initial business combination. On September 25, 2024, the Company instructed the Trustee to transfer its Trust Account out of investment in securities into an interest-bearing bank deposit account in order to mitigate the risk of being deemed an unregistered investment company, and the account was transferred in March 2025.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal and Trust Agreement Amendment Proposal, then, assuming you are a shareholder as of the record date for voting on the Business Combination, you will be able to vote on the Business Combination when it is submitted to shareholders. You will also retain your right to redeem your public shares upon consummation of the Business Combination, subject to any limitations set forth in the Charter, as amended.

Who is the Company’s Sponsor?

The Company’s Sponsor is dMY Squared Sponsor, LLC, a Delaware limited liability company. The Sponsor currently owns an aggregate of 1,163,484 founder shares. Harry L. You is the manager of our Sponsor. Mr. You is a U.S. person and has voting and investment discretion with respect to the common stock held of record by our Sponsor.

When and where is the Special Meeting?

The Special Meeting will be held at 10:00 a.m. Eastern Time, on December 15, 2025, in virtual format. The Company’s shareholders may attend, vote and examine the list of shareholders entitled to vote at the Special Meeting by visiting https://www.cstproxy.com/dmysquaredtechnology/2025 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the Special Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 8584675#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The Special Meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.

How do I attend the virtual Special Meeting, and will I be able to ask questions?

If you are a registered shareholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting December 8, 2025 at 10:00 a.m. Eastern Time (five business days prior to the Special Meeting date). Enter the URL address into your browser https://www.cstproxy.com/dmysquaredtechnology/2025, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Special Meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the Special Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. The transfer agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the Special Meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the Special Meeting by dialing 1 800-450-7155 within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 8584675#. This is listen only, you will not be able to vote or enter questions during the Special Meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attn: Harry You, Chief Executive Officer.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal.

Because approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal require the affirmative vote of the shareholders holding at least 65% of the shares of Class A common stock and Class B common stock outstanding on the record date, including those shares held as a constituent part of our units, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. As of the record date, the shares held by the Sponsor represent 29.7% of the Company’s outstanding common stock. Accordingly, as of the record date, in addition to the shares held by the Sponsor, the Company will need 1,383,434 additional shares (or about 35.3% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person (including virtually) or by proxy at the Special Meeting. Abstentions and broker non-votes will have no effect on the Adjournment Proposal. If all outstanding shares of common stock are present at the Special Meeting, then in addition to the founder shares, the Company will need 795,685 additional shares (or about 20.3% of the outstanding common stock) to be voted in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of common stock are present at the Special Meeting, then the Company will not need any other shares to vote in favor of the Adjournment Proposal to approve such proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The approval of the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal are considered non-routine matters.

For non-routine matters, your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to each of the Extension Amendment Proposal and Trust Agreement Amendment Proposal and the Adjournment Proposal. Broker non-votes will have the same effect as a vote AGAINST each of the Extension Amendment Proposal and Trust Agreement Amendment Proposal and will have no effect on the Adjournment Proposal.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the Special Meeting.

Your shares will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions will be counted towards the quorum requirement; broker non-votes will not be counted as part of the quorum. If there is no quorum, the chairperson of the Special Meeting may adjourn the Special Meeting to another date.

Who can vote at the Special Meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on November 19, 2025, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the record date, there were 3,918,336 shares of common stock outstanding and entitled to vote, of which 2,338,586 shares were public shares.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to fill out and return the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the shareholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal and Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include ownership by them or their affiliates of founder shares, and warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Sponsor and the Company’s Directors and Executive Officers.”

What if I object to any of the Extension Amendment Proposal and Trust Agreement Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Shareholders do not have appraisal rights in connection with any of the Extension Amendment Proposal and Trust Agreement Amendment Proposal or, if presented, the Adjournment Proposal under Section 13.02 of Chapter 156D of the Massachusetts Business Corporations Act (the “MBCA”).

What happens to the Company’s warrants if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved?

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension Amendment is implemented, the Company will continue its efforts to consummate the Business Combination with Horizon until the Deadline Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, each public shareholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits not previously released to the Company to pay its taxes, divided by the total number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve the Business Combination, or if the Company has not consummated a business combination by the Deadline Date.

Pursuant to our Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m. Eastern Time, on December 11, 2025 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, SPACredemptions@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and Trust Agreement Amendment Proposal, or do not vote at all, and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on December 11, 2025 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholder should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Public shares that have not been tendered physically or electronically in accordance with these procedures prior to the redemption deadline will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder following the determination that the Extension Amendment Proposal and Trust Agreement Amendment Proposal will not be approved (provided that, such physical certificates may not be returned to the shareholder because the Company would be forced to liquidate shortly thereafter). The transfer agent will hold the certificates of public shareholders that validly elect to redeem public shares until such shares are redeemed for cash or returned to such shareholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Sodali & Co. to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Sodali & Co. a fee of $12,500. The Company will also reimburse Sodali & Co. for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

dMY Squared Technology Group, Inc.
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
Attn: Harry You

You may also contact the Company’s proxy solicitor at:

Sodali & Co.

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: DMYY.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 3, 2025, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete the Business Combination with Horizon.

Approving the Extension Amendment Proposal and Trust Agreement Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and Extension is implemented, the Company can provide no assurances that the Business Combination with Horizon will be consummated prior to the Deadline Date. Our ability to consummate the Business Combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are not subject to.

As a result, if we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

The SEC recently provided guidance that the determination of whether a special purpose acquisition company, like us, is an “investment company” under the Investment Company Act is a facts and circumstances determination requiring individualized analysis and depends on a variety of factors, including a SPAC’s duration, asset composition, business purpose and activities. When applying these factors to us we do not believe that our principal activities will subject us to the Investment Company Act. To this end, the Company was formed for the purpose of completing an initial business combination with one or more businesses. Since our inception, our business has been and will continue to be focused on identifying and completing an initial business combination, and thereafter, operating the post-transaction business or assets for the long term. Further, we do not plan to buy businesses or assets with a view to resale or profit from their resale and we do not plan to buy unrelated businesses or assets or to be a passive investor.

The funds in the Trust Account may only be (i) held uninvested, (ii) held in an interest-bearing bank demand deposit account, or (iii) held in only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our Charter to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination before the end of the allowed period of time to consummate an initial business combination; and (iii) absent an initial business combination before the end of the allowed period of time to consummate an initial business combination, or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares.

To further mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, on September 25, 2024, we instructed the Trustee to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash through a variable interest bearing account until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in our Trust Account, we will receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would otherwise receive upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption may not increase in the future.

If we were deemed to be subject to the Investment Company Act, we would need to register as an investment company under the Investment Company Act and compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. We also may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Trust Account. If we are unable to complete our initial business combination, our public shareholders would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our securities following such a business combination, and may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to public shareholders.

The ability of our public shareholders to exercise redemption rights if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell your Class A common stock even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their public shares if the Extension is implemented.

Our securities were delisted from trading on the NYSE American exchange, effective as of the close of trading on September 29, 2025, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

NYSE American Rules Section 119(b) requires a special purpose acquisition company to complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. Because the Company did not complete its initial business combination on or before September 29, 2025, the trading of the Company’s Class A common stock, public warrants, and units was suspended at the closing of business on September 29, 2025, and a Form 25-NSE was filed with the Securities Exchange Commission, which removed the Company’s securities from listing and registration on NYSE American. Beginning on September 30, 2025, the Company’s Cass A shares and public warrants are traded on the OTCQB Market and the Company’s units are quoted on the OTCID under the symbols “DMYY”, “DMYYW”, and “DMYYU”, respectively. After delisting from NYSE American, there may be a very limited market in which the Company’s securities are traded, the trading price of the Company’s securities may be adversely affected, and the Company’s Class A common stock may be deemed to be a “penny stock”. We can provide no assurance that our securities will continue to trade on the OTC Market, whether broker-dealers will continue to provide public quotes of our securities on the OTC Market, or whether the trading volume of our securities will be sufficient to provide for an efficient trading market for existing and potential holders of our securities.

As a result of being traded on the over-the-counter market, the Company could face significant material adverse consequences, including:

●	a limited availability of market quotations for the Company’s securities;

●	reduced liquidity for the Company’s securities;

●	a determination that the Company’s Class A common stock is a “penny stock” which will require brokers trading in the Company’s Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

Additionally, the National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because the Company’s securities are no longer listed on a national securities exchange, they would not be considered covered securities. As a result, the Company’s securities would be subject to regulation in each state in which the Company offers its securities. However, since the Business Combination is structured such that a new holding company was formed which will issue its securities, rather than the Company, and the holding company’s securities are expected to be listed on the Nasdaq Stock Market upon the closing of the Business Combination, it is not expected that such designation will have a negative impact on the parties’ ability to consummate the Business Combination. Nevertheless, there is no assurance that a state could not seek to hinder or delay the Business Combination, which could possibly lead to the Company being forced to dissolve and liquidate. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states.

Further, if the Company fails to meet criteria set forth in Rule 15c2-11 under the Exchange Act (for example, by failing to file periodic reports as required by the Exchange Act), various practice requirements are imposed on broker-dealers who sell securities governed by Rule 15c2-11 to persons other than established customers and accredited investors. For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transactions prior to sale. Consequently, Rule 15c2-11 may have a material adverse effect on the ability of broker-dealers to sell the Company’s securities, which may materially affect the ability of investors to sell the securities in the secondary market. Not being listed on a national securities exchange may make trading in the Company’s securities difficult for investors, potentially leading to declines in the share price. It may also make it more difficult for the Company to raise additional capital.

The 1% U.S. federal excise tax is expected to be imposed on us in connection with redemptions of our Class A common stock.

The Inflation Reduction Act of 2022, among other things, imposes a new U.S. federal 1% excise tax (the “Excise Tax”) on the fair market value of certain repurchases (including certain redemptions) of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations), with certain exceptions. The Company (whose securities are currently traded on the OTC Markets) is a “covered corporation” for this purpose. The Excise Tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year (the “netting rule”). In addition, certain exceptions apply to the Excise Tax. The U.S. Department of Treasury (the “Treasury”) has authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the Excise Tax.

On June 28, 2024, the Treasury issued final Treasury regulations on the procedural aspects of the Excise Tax reporting and payment, and on November 21, 2025, the Treasury released final Treasury regulations that provide operating rules for the Excise Tax, including rules governing the computation of the Excise Tax. Under the final Treasury regulations, the Excise Tax is expected to apply to redemptions by us in connection with (i) the Business Combination (so long as the redemptions are treated as sales or exchanges for U.S. federal income tax purpose) or (ii) the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal. Although the Treasury regulations clarify certain aspects of the Excise Tax, the interpretation and operation of certain other aspects of the Excise Tax remain unclear.

The extent of the Excise Tax that may be incurred would depend on a number of factors, including (i) the fair market value of the Company’s Class A common stock redeemed, (ii) the extent such redemptions could be treated as dividends and not repurchases, (iii) the nature and amount of the equity issued, if any, by the Company within the same taxable year of the redemption treated as a repurchase of stock and (iv) the content of any other guidance from the U.S. Department of the Treasury. As noted above, the Excise Tax is imposed on the repurchasing corporation itself, not the shareholders from which shares are repurchased. The imposition of the Excise Tax could reduce the amount of cash available on hand to complete the Business Combination or to effect the redemptions of the Company’s Class A common stock and thus may affect the Company’s ability to complete the Business Combination.

We are currently in a period of economic uncertainty and capital markets disruption, which has been significantly impacted by a new U.S. presidential administration and accompanying regulatory activities and economic policies and events related thereto, ongoing military conflicts and geopolitical instability and inflation and interest rates.

U.S. and global markets have recently been experiencing volatility and disruption caused by economic uncertainty, including as a result international trade disputes and ongoing military disputes and related geopolitical uncertainty. International trade disputes, including threatened or implemented tariffs by the Trump administration and threatened or implemented tariffs by foreign countries in retaliation, could adversely impact the Company’s ability to complete the Business Combination with Horizon. Trade disputes can also be highly disruptive to global financial markets. The length and impact of the ongoing trade disputes and military conflicts are highly unpredictable. The Company is continuing to monitor the trade disputes, inflation, interest rates and the military conflicts and the impacts to global capital markets, and to the Company’s ability to complete the Business Combination.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is presented to the Special Meeting and is not approved by the Company’s shareholders, the Company’s Board may not be able to adjourn the Special Meeting to a later date or dates, if necessary or desirable. In such events, the Extension Amendment Proposal and the Trust Agreement Amendment Proposal may not be approved, and the Extension may not be implemented, which would mean the Company would be required to liquidate.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held at 10:00 a.m. Eastern Time, on December 15, 2025. The Special Meeting will be held virtually, at https://www.cstproxy.com/dmysquaredtechnology/2025. At the Special Meeting, the shareholders will consider and vote upon the following proposals.

1.	The Extension Amendment Proposal: To approve the amendment of our Charter, pursuant to an Extension Amendment, to extend the Deadline Date from December 29, 2025 to January 29, 2026, and to allow the Company, without another shareholder vote, by resolution of the Company’s Board, to elect to further extend the Deadline Date up to five times for an additional one month each time, until up to June 29, 2026.

2.	The Trust Agreement Amendment Proposal: To approve the amendment of our Trust Agreement, pursuant to the Trust Agreement Amendment, to reflect the Extension.

3.	The Adjournment Proposal: To approve the adjournment of the Special Meeting to a later date or dates, or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on November 19, 2025, the record date for the Special Meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 3,918,336 outstanding shares of common stock, each of which entitles its holder to cast one vote per share.

Votes Required

Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class B common stock, including those shares held as a constituent part of our units, voting together as a single class, outstanding on the record date. As of the record date, the shares held by the Sponsor represent 29.7% of the Company’s outstanding common stock. Accordingly, as of the record date, in addition to the shares held by the Sponsor, the Company will need 1,383,434 additional shares (or about 35.3% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person (including virtually) or by proxy at the Special Meeting. If all outstanding shares of common stock are present at the Special Meeting, then in addition to the founder shares, the Company will need 795,685 additional shares (or about 20.3% of the outstanding common stock) to be voted in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of common stock are present at the Special Meeting, then the Company will not need any other shares to vote in favor of the Adjournment Proposal to approve such proposal.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal and Trust Agreement Amendment Proposal and will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established; broker non-votes will not be counted towards a quorum. Broker non-votes will have the same effect as “AGAINST” votes with respect to each of the Extension Amendment Proposal and Trust Agreement Amendment Proposal and will have no effect on the Adjournment Proposal.

If you do not want the Extension Amendment Proposal and Trust Agreement Amendment Proposal to be approved, you must abstain, not vote, or vote against such proposals.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal.

Voting

You can vote your shares at the Special Meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Special Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the internet as described above, you will designate Harry L. You to act as your proxy at the Special Meeting. Mr. You will then vote your shares at the Special Meeting in accordance with the instructions you have given in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Special Meeting.

Alternatively, you can vote your shares in person by attending the Special Meeting virtually.

A special note for those who plan to attend the Special Meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize Harry You to vote your shares at the Special Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal and Trust Agreement Amendment Proposal and, if presented, the Adjournment Proposal, and as Mr. You, as proxy holder, may determine in his discretion with respect to any other matters that may properly come before the Special Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Sodali & Co.

Shareholders who hold their shares in “street name,” meaning a broker or other nominee is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by filing with Harry You, Chief Executive Officer, at dMY Squared Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Special Meeting and voting virtually.

Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the Special Meeting. If you wish to attend the Special Meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the shareholders at the Special Meeting. The Company has agreed to pay Sodali & Co. a fee of $12,500. The Company will also reimburse Sodali & Co. for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Sodali & Co. at:

Sodali & Co.

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: DMYY.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s shareholders do not have appraisal rights under the MBCA in connection with the proposals to be voted on at the Special Meeting. Accordingly, our shareholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holder with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. If other matters do properly come before the Special Meeting, or at any adjournment(s) of the Special Meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holder in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. Our telephone number at such address is +1 (702) 781-4313.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were incorporated in Massachusetts on February 15, 2022. In connection with our formation, on March 16, 2022, we issued an aggregate of 2,875,000 founder shares to our Sponsor for an aggregate purchase price of $25,000. On September 8, 2022 and September 29, 2022, our Sponsor surrendered to us 718,750 founder shares and an additional 431,250 founder shares, respectively, for no consideration, resulting in our Sponsor owning 1,725,000 founder shares. In addition, on October 11, 2022, further to the underwriter’s partial exercise of the over-allotment option (as described below) and forfeiture of the remaining amount, our Sponsor forfeited 145,250 founder shares, resulting in an aggregate of 1,579,750 founder shares outstanding. On September 15, 2025, the Sponsor distributed 416,266 founder shares to one of its members, pro rata, for no consideration. Such shares were then converted on a one-for-one basis into the Company’s Class A common stock and donated to charity, resulting in an aggregate of 1,163,484 founder shares outstanding.

On October 4, 2022, we consummated our IPO of 6,000,000 units, and on October 7, 2022, 319,000 units were issued to the underwriters as a result of their exercise of their over-allotment option in part. Each unit consists of one share of Class A common stock and one-half of one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating total gross proceeds of $63,190,000.

Simultaneously with the consummation of the IPO, we completed the private placement of an aggregate of 2,840,000 private placement warrants to our Sponsor at a purchase price of $1.00 per private placement warrant, generating gross proceeds of $2,840,000. On October 11, 2022, simultaneously with the sale of the underwriters’ over-allotment units, we completed a further private placement of an additional 44,660 private placement warrants, at a price of $1.00 per private placement warrant, to our Sponsor, generating gross proceeds of $44,660. Each whole warrant is exercisable to purchase one whole share of Class A common stock at $11.50 per share.

The Company’s prospectus for its IPO and its Charter initially provided 15 months from the closing of the IPO, or the Initial Outside Date, to consummate an initial business combination. The Charter also permitted the Company, by resolution of the Board, to extend the period of time to consummate an initial business combination twice by an additional 3 month period (for a total of 21 months to complete an initial business combination), subject to the Sponsor depositing into the Trust Account an aggregate of $631,900 for each extension. At the Prior Special Meeting, the Company’s shareholders approved various proposals including the Prior Extension, which extended the date by which the Company has to consummate an initial business combination, only if the Sponsor or its designee would deposit the Prior Contribution into the Trust Account for each month of the Prior Extension. In connection with the shareholder approval of the Prior Extension, an aggregate of 3,980,414 public shares were redeemed, and the Company paid approximately $42.0 million to redeeming shareholders on January 4, 2024.

As of the record date, the Company has approximately $27,298,111.87 of cash in the Trust Account.

As previously disclosed, on September 9, 2025, the Company entered into the Business Combination Agreement with Horizon and the other parties thereto. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on September 9, 2025, October 14, 2025, and October 22, 2025.

The Extension Amendment

The Company is proposing to amend its Charter to extend the date by which the Company must consummate the Business Combination.

The purpose of the Extension Amendment Proposal is to provide us with additional time to complete the Business Combination with Horizon. If the Extension Amendment is not approved, the Company would not have sufficient time to complete the Business Combination, and would be forced to liquidate. The Company’s Board believes that it is in the best interests of the Company and its shareholders to extend the Current Outside Date to allow for a period of additional time to consummate the Business Combination.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, the Extension Amendment would extend the Deadline Date to January 29, 2026, and would allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Deadline Date up to five times for an additional one month each time, until up to June 29, 2026.

A copy of the proposed amendment to the Company’s Charter is attached to this proxy statement as Annex A.

Reasons for the Extension Amendment Proposal

The purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete the Business Combination with Horizon. If the Extension Amendment is not approved, the Company would not have sufficient time to complete the Business Combination, and would be forced to liquidate. The Company’s Board believes that it is in the best interests of the Company and its shareholders to extend the Current Outside Date to allow for a period of additional time to consummate the Business Combination.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our shareholders approve each of the Extension Amendment Proposal and Trust Agreement Amendment Proposal.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved, and if the Company does not consummate the Business Combination by the Current Outside Date, in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants.

The Sponsor and other holders of founder shares have waived their rights to participate in any liquidating distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, the Company will file an amendment to the Charter with the Secretary of the Commonwealth of Massachusetts in the form of Annex A hereto to extend the time the Company has to complete a business combination. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded on the OTC Markets. The Company will then continue to work to consummate the Business Combination with Horizon.

You are not being asked to vote on the Business Combination with Horizon at this time. If the Extension Amendment Proposal and the Trust Agreement Proposal are approved and the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Business Combination when and if submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the Business Combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the Deadline Date, or upon the Company’s earlier liquidation, subject to the terms of the Charter.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Extension will reduce the amount held in the Trust Account following the Extension. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the amount remaining in the Trust Account may be only a fraction of the approximately $27,298,111.87 (including interest but less the funds used to pay taxes) that was in the Trust Account as of the record date. In such event, the Company may seek to obtain additional funds to complete the Business Combination with Horizon (as permitted by the terms of the Business Combination Agreement, including to satisfy the minimum cash condition thereof), and there can be no assurance that such funds will be available on terms acceptable to the Company or at all.

NYSE American Rules Section 119(b) requires a special purpose acquisition company to complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, which deadline, for the Company, was September 29, 2025. Because the Company did not complete its initial business combination on or before September 29, 2025, the trading of the Company’s Class A common stock, public warrants, and units was suspended at the closing of business on September 29, 2025, and a Form 25-NSE was filed with the Securities Exchange Commission, which removed the Company’s securities from listing and registration on NYSE American. Beginning on September 30, 2025, the Company’s Class A common stock and public warrants are traded on the OTCQB Market and the Company’s units are quoted on the OTCID under the symbols “DMYY”, “DMYYW”, and “DMYYU”, respectively. The Company’s shareholders should know that there may be a very limited market in which the Company’s securities are traded, the trading price of the Company’s securities may be adversely affected, and the Company’s Class A common stock may be deemed to be a “penny stock”. The Company can provide no assurance that its securities will continue to trade on the OTC Markets, whether broker-dealers will continue to provide public quotes of its securities on the OTC Markets, or whether the trading volume of its securities will be sufficient to provide for an efficient trading market for existing and potential holders of its securities. See “Risk Factors — Our securities were delisted from trading on the NYSE American exchange, effective as of the close of trading on September 29, 2025, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.”

Redemption Rights

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, and the Extension is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust, including any interest earned on the Trust Account deposits not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the Business Combination with Horizon, subject to any limitations set forth in our Charter, as amended, or upon our liquidation if the Company does not consummate the Business Combination by the Deadline Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON DECEMBER 11, 2025 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION.

Pursuant to our Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m. Eastern Time, on December 11, 2025 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, SPACredemptions@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and Trust Agreement Amendment Proposal, or do not vote at all, and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Public shares that have not been tendered physically or electronically in accordance with these procedures prior to the redemption deadline will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that validly elect to redeem public shares until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the total number of then outstanding public shares. Based on the amount in the Trust Account as of the record date, this would amount to approximately $11.67 per share. The closing price of the common stock on the OTC Markets on November 19, 2025, the record date, was $11.86. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.19 less than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on December 11, 2025 (two business days before the scheduled vote at the Special Meeting).

Liability of our Sponsor and Public Shareholders

Our Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (except for the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.15 per public share (or such greater amount if additional funds have been deposited in the Trust Account in connection with the extension of the period of time the Company has to consummate a business combination) and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per public share (or such greater amount if additional funds have been deposited in the Trust Account in connection with the extension of the period of time the Company has to consummate a business combination) due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that our Sponsor would be able to satisfy those obligations.

Under the MBCA, shareholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our public shareholders upon the redemption of our public shares in the event we do not complete our initial business combination by the Deadline Date may be considered a liquidating distribution under Massachusetts law. If a corporation complies with certain procedures set forth in Sections 14.06, 14.07 and 14.08 of the MBCA intended to ensure that it makes reasonable provision for all claims against it, any liability of shareholders with respect to a liquidating distribution is limited to the lesser of such shareholder’s pro rata share of the claim or the amount distributed to the shareholder within three years of dissolution, and any liability of the shareholder would be barred after the third anniversary of the dissolution. However, it is our intention to redeem our public shares as soon as reasonably possible following the Deadline Date in the event we do not complete our initial business combination and, therefore, we do not intend to comply with the foregoing procedures.

We plan to make adequate provision, by payment or otherwise, for all of the Company’s then existing and reasonable foreseeable debts, liabilities and obligations, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our shareholders may extend beyond the third anniversary of such date.

Interests of the Sponsor and the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	If the Extension Amendment or the Trust Agreement Amendment is not approved, and if the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our Charter, the Company will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding public shares for cash and, subject to the approval of its remaining shareholders and its Board, dissolving and liquidating. In such event, the 1,163,484 founder shares, which were acquired by our Sponsor directly from the Company for an aggregate investment of $25,000, or approximately $0.21 per share, will be worthless (as the Sponsor has waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $13,798,920 based on the last sale price of the public shares of $11.86 on the OTC Market on November 19, 2025 (the record date);

●	If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved, and if the Company does not consummate an initial business combination by the Current Outside Date, in accordance with the terms of the purchase agreement governing the private placement warrants, the 2,884,660 private placement warrants purchased by our Sponsor for an aggregate investment of $2,884,660, or $1.00 per private placement warrant, will be worthless, as they will expire. The private placement warrants had an aggregate market value of approximately $4,326,990 based on the last sale price of the public warrants of $1.50 on the OTC Market on November 19, 2025 (the record date);

●	Even if the trading price of the Class A common stock were as low as $2.50 per share, the aggregate market value of the founder shares (without taking into account the value of the private placement warrants held by the Sponsor) would be approximately equal to the initial investment in the Company by our Sponsor (excluding any contribution pursuant to the Overfunding Loans, Prior Contributions, and other advances and loans, as described below). As a result, if an initial business combination is completed, the Sponsor is likely to be able to make a substantial profit on its investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if either the Extension Amendment Proposal or Trust Agreement Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before December 29, 2025, the Sponsor will lose its entire investment in us, including the $25,000 purchase price for the founder shares, the $2,884,660 purchase price for the private placement warrants, and its loans and advances.

●	Substantially concurrently with the closing of the IPO, the Sponsor extended an overfunding loan to the Company in an aggregate amount of $900,000 (the “Overfunding Loan”). On October 11, 2022, simultaneously with the sale of the over-allotment units, the Sponsor extended a further overfunding loan to the Company in an aggregate amount of $47,850 (the “Additional Overfunding Loan” and, together with the Overfunding Loan, the “Overfunding Loans”), for an aggregate outstanding principal amount of $947,850 that was deposited in the Trust Account. The Overfunding Loans will be repaid upon the closing of the initial business combination or converted into shares of Class A common stock at a conversion price of $10.00 per share of Class A common stock (or a combination of both), at the Sponsor’s discretion. If the Company does not complete an initial business combination, it will not repay the Overfunding Loans from amounts held in the Trust Account, and its proceeds will be distributed to the public shareholders; however, the Company may repay the Overfunding Loans if there are funds available outside the Trust Account to do so. As of the date of this proxy statement, there is an aggregate amount of $947,850 outstanding under the Overfunding Loans.

●	The fact that, if the Company were to liquidate rather than complete an initial business combination, the Sponsor will lose its entire investment in the Company, which totals approximately $6,437,807 as of the date of this proxy statement, comprising the $25,000 purchase price for the founder shares, the $2,884,660 purchase price for the Company’s private placement warrants purchased by Sponsor in a private placement concurrently with the Company’s IPO, the $947,850 Overfunding Loan, an aggregate of $1,141,667 of contributions for extensions to the allowed period of time to consummate an initial business combination, up to $1.5 million of which may be converted into warrants or repaid in cash at the closing of the Company’s initial business combination, and $1,688,630 of other loans, advances, and out-of-pocket expenses. However, if the Company fails to consummate a business combination by the Deadline Date and liquidates, such loans will not be converted into warrants and any loans, advances, and out-of-pocket expenses will only be repaid to the extent of any cash outside of the Trust Account. The potential loss of this investment may have incentivized the Sponsor to pursue the Extension on unfavorable terms in order to avoid a liquidation;

●	The fact that each of the Company’s directors, other than Harry You, will receive $100,000 in cash as compensation for director services upon the earlier of the closing of the Company’s initial business combination or the Company’s liquidation. Although such directors are entitled to receive such compensation even if the Company does not consummate an initial business combination by the Deadline Date and liquidates, such persons will not have any claim against the Trust Account for such payments. Accordingly, in the event that the Company liquidates, the Company may be unable to pay such director fees;

●	Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a third party (except for the Company’s independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of: (i) $10.15 per public share (or such greater amount if additional funds have been deposited in the Trust Account in connection with the extension of the period of time the Company has to consummate a business combination) and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per public share (or such greater amount if additional funds have been deposited in the Trust Account in connection with the extension of the period of time the Company has to consummate a business combination) due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

●	All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the Business Combination with Horizon. If a business combination is not completed and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	All of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to approve the Business Combination and some are expected to continue to serve following the Business Combination and receive compensation thereafter; and

●	The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and a business combination, and for advances and loans made to the Company. Harry You has loaned $1,091,667 to the Company, which amounts were used to make contributions to the Trust Account required in connection with monthly extensions of the Company’s liquidation date. An aggregate of $1,688,630 of other loans, advances, or out-of-pocket expenses are outstanding as of the date of this proxy statement. In addition, the Company has agreed to pay the Sponsor $10,000 per month for office space, secretarial and administrative support services provided to members of the Company management team, of which an aggregate of $280,000 of accrued administrative services fees are owed to the Sponsor as of the date of this proxy statement. However, if the Company fails to implement the Extension and consummate the Business Combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses if the Business Combination is not completed.

Additionally, if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and we consummate the Business Combination with Horizon, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the Business Combination.

U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Extension Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment Proposal (including any redemption of the public shares in connection therewith) with respect to any public shares and public warrants held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to our Sponsor or its affiliates, officers or directors, or to any person of holding founder shares or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

●	banks, financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the public shares through such a partnership or pass-through entity;

●	U.S. expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

●	persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

●	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the status and activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Extension Amendment Proposal and the exercise of their redemption rights with respect to their public shares in connection therewith.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder who does not elect to redeem their public shares (including any public shareholder who votes in favor of the Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Amounts treated as dividends that the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations if the requisite holding period is satisfied. Under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to non-corporate U.S. Holders may constitute “qualified dividend income” that will be subject to tax at the preferential tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to public shares prevents a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a U.S. Holder that is treated as a corporation for U.S. federal income tax purposes may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate U.S. Holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Shareholders — U.S. Holders — Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its public shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the public shares, which will be treated as described below under “— Taxation of Redemption as a Sale of Public Shares.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “— Generally,” unless:

(i)	the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

(ii)	such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)	the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of public shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of public shares at all times within the shorter of the five-year period preceding such disposition of public shares or such Non-U.S. Holder’s holding period for such public shares. There can be no assurance that public shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in paragraph (i) above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate).

If paragraph (ii) above applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).

If paragraph (iii) above applies to a Non-U.S. Holder, gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of public shares that is treated as a sale for U.S. federal income tax purposes.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, public shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury regulations are not final, taxpayers generally may rely on them until final Treasury regulations are issued. However, there can be no assurance that final Treasury regulations will provide the same exceptions from FATCA withholding as the proposed Treasury regulations.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Extension Amendment Proposal and the exercise of redemption rights in connection therewith.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, including those shares held as a constituent part of our units, voting together as a single class, is required to approve the Extension Amendment Proposal. As of the record date, the shares held by the Sponsor represent 29.7% of the Company’s outstanding common stock. Accordingly, as of record date, in addition to the shares held by the Sponsor, the Company will need 1,383,434 additional shares (or about 35.3% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal are a condition to the implementation of the Extension Amendment. Abstentions, broker non-votes, or the failure to vote on the Extension Amendment Proposal will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved, or if the Extension Amendment is not implemented, and if the Company does not consummate an initial business combination by the Current Outside Date, in accordance with its Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor, which is an affiliate of certain members of the Board and the Company’s management team, is expected to vote any common stock over which it has voting control in favor of the proposals. The Sponsor is not entitled to redeem the founder shares or any public shares held by it. On the record date, the Sponsor beneficially owned and was entitled to vote 1,163,484 founder shares, which represents 29.7% of the Company’s issued and outstanding common stock. Accordingly, in addition to the shares held by the Sponsor, the Company will need 1,383,434 additional shares (or about 35.3% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal to approve such proposal.

In addition, the Sponsor, directors, executive officers or any of their respective affiliates, may purchase public shares or public warrants in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such public shares purchased by our Sponsor, directors, executive officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $11.67 per share, calculated based on the Trust Account amount as of the record date and (b) would not be (i) voted by the Sponsor, directors, executive officers or their respective affiliates at the Special Meeting and (ii) redeemable by the Sponsor, directors, executive officers or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Extension Amendment Proposal and Trust Agreement Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against any of the Extension Amendment Proposal and Trust Agreement Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. None of the Sponsor, directors, executive officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Executive Officers” for a further discussion.

PROPOSAL NO. 2 — THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

The Company is proposing to amend the Trust Agreement as set forth in Annex B of this proxy statement. The Trust Agreement Amendment would amend the Trust Agreement to authorize the Extension as contemplated by the Extension Amendment Proposal.

Reasons for the Trust Agreement Amendment Proposal

The purpose of the Trust Agreement Amendment Proposal is to amend the Trust Agreement to reflect the Extension. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Trustee to maintain the Trust Account during the Extension.

If the Trust Agreement Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Trust Agreement Amendment unless our shareholders approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved, and if the Company does not consummate the Business Combination by the Current Outside Date, as contemplated by our IPO prospectus and in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Massachusetts law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO.

The Sponsor and other holders of founder shares have waived their rights to participate in any liquidating distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Trust Agreement Amendment Proposal is Approved

The Trust Agreement Amendment is conditioned on the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal. If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, the Company will enter into an amendment to the Trust Agreement with the Trustee in the form of Annex B hereto and the Extension will be implemented, as described above under “If the Extension Amendment Proposal is Approved.” The Company will remain a reporting company under the Exchange Act, and its units, Class A common stock and public warrants will remain publicly traded on the OTC Markets. The Company will then continue to work to consummate the Business Combination with Horizon.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, including those shares held as a constituent part of our units, voting together as a single class, is required to approve the Trust Agreement Amendment Proposal. As of the record date, the shares held by the Sponsor represent 29.7% of the Company’s outstanding common stock. Accordingly, as of the record date, in addition to the shares held by the Sponsor, the Company will need 1,383,434 additional shares (or about 35.3% of the outstanding common stock) to be voted in favor of the Trust Agreement Amendment Proposal to approve such proposal. Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal are a condition to the implementation of the Trust Agreement Amendment. Abstentions, broker non-votes, or the failure to vote on the Trust Agreement Amendment Proposal will have the same effect as a vote “AGAINST” the Trust Agreement Amendment Proposal.

You are not being asked to vote on the Business Combination with Horizon at this time. If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Business Combination when and if submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the Business Combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the Deadline Date, or upon the Company’s earlier liquidation, subject to the terms of the Charter.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Agreement Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Trust Agreement Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AGREEMENT AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Executive Officers” for a further discussion.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, or indefinitely, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date or indefinitely in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s shareholders represented in person (including virtually) or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal. Broker non-votes will not count as present for purposes of determining whether a valid quorum is established and will have no effect on the Adjournment Proposal. If all outstanding shares of common stock are present at the Special Meeting, then in addition to the founder shares, the Company will need 795,685 additional shares (or about 20.3% of the outstanding common stock) to be voted in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding shares of common stock are present at the Special Meeting, then the Company will not need any other shares to vote in favor of the Adjournment Proposal to approve such proposal.

You are not being asked to vote on the Business Combination with Horizon at this time. If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Business Combination when and if submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the Business Combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the Deadline Date, or upon the Company’s earlier liquidation, subject to the terms of the Charter.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Proposal No 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Executive Officers” for a further discussion.

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of November 19, 2025, the record date of the Special Meeting, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 3,918,336 shares of common stock issued and outstanding as of November 19, 2025, consisting of 2,754,852 shares of Class A common stock and 1,163,484 founder shares.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES OF CLASS A COMMON STOCK BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING CLASS A COMMON STOCK	NUMBER OF SHARES OF CLASS B COMMON STOCK BENEFICIALLY OWNED(2)	APPROXIMATE PERCENTAGE OF OUTSTANDING CLASS B COMMON STOCK	APPROXIMATE PERCENTAGE OF OUTSTANDING COMMON STOCK
Directors and Executive Officers
Harry L. You(3)	-	-	1,163,484	100%	29.69%
Darla Anderson	-	-	-	-	-
Francesca Luthi	-	-	-	-	-
Constance Weaver	-	-	-	-	-
All executive officers and directors as a group (six individuals)	-	-	1,163,484	100%	29.69%

Five Percent Holders
dMY Squared Sponsor, LLC (the Sponsor)(3)	-	-	1,163,484	100%	29.69%
Centiva Capital, LP(4)	199,344	7.24%	-	-	5.09%
Merus Global Investments, LLC(5)	200,000	7.26%	-	-	5.10%
J. Goldman & Co LP(6)	150,000	5.44%	-	-	3.83%
National Philanthropic Trust(7)	231,520	8.40%	-	-	5.91%
Cambridge in America(8)	184,746	6.71%	-	-	4.71%

(1)	The principal business address of each of the following entities or individuals, unless otherwise stated below, is c/o dMY Squared Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

(2)	Interests shown consist of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock at any time and from time to time at the election of the holder, and automatically upon the completion of our initial business combination, at a ratio as specified in the Company’s Charter, which is currently one-to one basis, subject to adjustment.
(3)	Represents shares held by our Sponsor. Mr. You has voting and investment discretion with respect to the common stock held of record by our Sponsor.
(4)	According to a Schedule 13G/A filed with the SEC on February 14, 2024 on behalf of Centiva Capital, LP and Centiva Capital GP, LLC, the address of the business office of such reporting persons is 55 Hudson Yards, Suite 22A, New York, New York 10001.
(5)	According to a Schedule 13G filed with the SEC on March 5, 2025 on behalf of Merus Global Investments, LLC, the address of the business office of such reporting person is 3 Park Avenue, Suite 2900, New York, NY 10016.
(6)	According to a Schedule 13G filed with the SEC on November 14, 2025 by: (i) J. Goldman & Co., L.P. (“JGC”) with respect the shares of the Company beneficially owned by J. Goldman Master Fund, L.P. (“JGMF”) and J. Goldman Enhanced Master Fund, L.P. (“JGEMF”); (ii) J. Goldman Capital Management, Inc. (“JGCM”) with respect to shares of the Company beneficially owned by JGMF and JGEMF; and (iii) Mr. Jay G. Goldman with respect to shares of the Company beneficially owned by JGMF and JGEMF. The address of the principal place of business office of JGC, JGCM and Mr. Goldman is c/o J. Goldman & Co., L.P., 510 Madison Avenue, 26th Floor, New York, NY 10022.
(7)	According to a Schedule 13D filed with the SEC on September 19, 2025 by National Philanthropic Trust. The principal business address of National Philanthropic Trust is 165 Township Line Road, Suite 1200, Jenkintown, Pennsylvania 19046.
(8)	The principal business address of Cambridge in America is 1120 Avenue of the Americas, Floor 7, New York, NY 10036.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attn: Harry You, Chief Executive Officer.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, Trust Agreement Amendment Proposal or Adjournment Proposal by contacting us at the following address or telephone number:

dMY Squared Technology Group, Inc.

1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144

Attn: Harry You

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Sodali & Co.

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: DMYY.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than December 8, 2025 (one week prior to the date of the Special Meeting).

ANNEX A

PROPOSED ARTICLES OF AMENDMENT TO THE
AMENDED AND RESTATED
ARTICLES OF ORGANIZATION
OF
DMY SQUARED TECHNOLOGY GROUP, INC.

(1)	Exact name of the Corporation: dMY Squared Technology Group, Inc.

(2)	Registered Office Address: 44 School Street, Suite 505, Boston, MA 02108.

(3)	These articles of amendment affect article(s): IV

(4)	Date adopted:

(5)	Approved by:

(check appropriate box)

☐	the incorporators.

☐	the board of directors without shareholder approval and shareholder approval was not required.

☒	the board of directors and the shareholders in the manner required by law and the articles of organization.

(6)	State the article number and the text of the amendment. Unless contained in the text of the amendment, state the provisions or implementing the exchange, reclassification or cancellation of issued shares.

1.	The text of Section F 1(b) of Article IV of the Amended and Restated Articles of Organization is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 12, 2022, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Shareholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 40 months from the effective date of the Registration Statement, which date may be extended by resolution of the Corporation’s Board of Directors up to five times for an additional one month each time, to up to 45 months from the effective date of the Registration Statement, and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of these Articles as described in Section F 7 of this Article IV. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Shareholders”.”

2.	The text of Section F 2(d) of Article IV of the Amended and Restated Articles of Organization is hereby amended and restated to read in its entirety as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination within 40 months from the effective date of the Registration Statement, which date may be extended by resolution of the Corporation’s Board of Directors up to five times for an additional one month each time, to up to 45 months from the effective date of the Registration Statement (or such earlier date as determined by the Board of Directors and included in a public announcement), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem one hundred percent (100%) of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the MBCA to provide for claims of creditors and other requirements of applicable law.”

3.	The text of Section F 7 of Article IV of the Amended and Restated Articles of Organization is hereby amended and restated to read in its entirety as follows:

“Additional Redemption Rights. If, in accordance with Section F 1(a), any amendment is made to these Articles (a) to modify the substance or timing of the Corporation’s obligation to redeem one hundred percent (100%) of the Offering Shares if the Corporation has not consummated an initial Business Combination within 40 months from the effective date of the Registration Statement, which date may be extended by resolution of the Corporation’s Board of Directors up to five times for an additional one month each time, to up to 45 months from the effective date of the Registration Statement, or (b) with respect to any other material provisions of these Articles relating to shareholders’ rights or pre-initial Business Combination activity, the Public Shareholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.”

4.	The amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Amendment to be duly executed in its name and on its behalf by an authorized officer as of this [●] day of [●], 2025.

DMY SQUARED TECHNOLOGY GROUP, INC.

Name:	Harry L. You
Title:	Chairman and Chief Executive Officer

ANNEX B

PROPOSED AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of [●], 2025, to the Investment Management Trust Agreement is made by and between dMY Squared Technology Group, Inc., a Massachusetts corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Trustee”).

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of October 4, 2022 (the “Trust Agreement”);

WHEREAS, the Company and the Trustee first amended the Investment Management Trust Agreement as of January 2, 2024 (“Amendment No. 1”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, the Company’s Amended and Restated Articles of Organization, as amended (our “Charter”) provides that if a Business Combination (as defined herein) is not consummated within 16 months from the effective date of the registration statement filed in connection with the Company’s initial public offering, which date may be extended by resolution of the Company’s board of directors (the “Board”) up to twenty-three (23) times for an additional one (1) month each time, to up to 39 months from the effective date of such registration statement, provided that the Company’s sponsor (or its affiliates or designees) would deposit into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) as a loan, one business day following the public announcement of an additional monthly extension, an amount equal to $50,000;

WHEREAS, at a special meeting of the Company’s shareholders held on December 15, 2025 (the “Special Meeting”), the Company’s shareholders holding at least 65% of the outstanding shares of common stock of the Company, voting together as a single class, approved, (i) a proposal to amend the Charter to extend the date by which the Company must consummate a business combination (the “Deadline Date”) from December 29, 2025, to January 29, 2026, and to allow the Company, without another shareholder vote, by resolution of the Company’s Board, to elect to further extend the Deadline Date up to five times for an additional one month each time, until up to June 29, 2026, and (ii) a proposal to amend the Trust Agreement to make a corresponding change;

WHEREAS, the parties desire to amend the Trust Agreement to reflect the shareholder-approved amendments; and

WHEREAS, capitalized terms used but not defined herein have the meanings ascribed to them in the Trust Agreement.

NOW THEREFORE, IT IS AGREED:

1.	The text of Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the Board or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Underwriter, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, however, that if a Termination Letter has not been received by the Trustee (x) prior to January 29, 2026, which date may be extended by resolution of the Corporation’s Board of Directors up to five times for an additional one month each time, until up to June 29, 2026, or (y) upon the end of a 30-day cure period after the date any additional amount of funds were required to be deposited in the Trust Account as a condition of any extension of such date approved by the Company’s shareholders but were not deposited, or (z) such earlier date as may be determined by the Board in its sole discretion and included in a public announcement (the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of the Last Date;”.

2.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

3.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

4.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Sections 6(c) and 6(d) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to the Investment Management Trust Agreement to be duly executed in their name and on their behalf by an authorized officer as of this [●] day of [●], 2025.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

Name:	Francis Wolf
Title:	Vice President

DMY SQUARED TECHNOLOGY GROUP, INC.

Name:	Harry L. You
Title:	Chief Executive Officer

2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

DMY SQUARED TECHNOLOGY GROUP, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 14, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online Special meeting, you will need your 12 digit control number to vote electronically at the Special meeting.To attend:
https://www.cstproxy.com/dmysquaredtechnology/2025

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, AND 3.

Please mark your votes like this ☒

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**________, **2025**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2025 Proposal No . 1 – Extension Amendment Proposal – T o approv e the amendmen t (the ” Extension Amendmen t “) o f the Company ’ s Amended an d Restate d Articles o f Organization pursuan t to an amendmen t i n the form set forth i n Annex A to the accomp a nying prox y statement to exten d the dat e (the ” Deadlin e Dat e “) b y whic h the Compan y must consummate a busines s combination from December 29 , 202 5 to January 29 , 2026 , an d to allo w the Compan y , withou t another shareholder vote, b y resolution o f the Company ’ s boar d o f directors , to elect to further extend the Deadline Date up to five times for an additional on e month eac h time, unti l u p to June 29 , 202 6 (collectivel y , the ” Extension “) (the proposal , the ” Extension Amendmen t Proposal “) . Proposal No . 2 – T rust Agreement Amendment Proposal – T o approv e the amendmen t (the ” T rust Agreemen t Amendmen t “) o f the Company ’ s Investment Management T rust Agreement, date d October 4 , 2022 , b y an d betwee n the Compan y an d Continenta l Stock T ransfer & T rust Compan y pursu a n t to a n amend m en t i n the form set forth a s Annex B to the accompanying proxy statement, to reflect the Extension (the ” T rust Agreemen t Amendmen t Proposal “) . CONTROL NUMBER Proposal No . 3 – Adjournment Proposal – To approv e the adj o urnmen t o f the Special Meeting to a later date or dates, or indefinitel y , if necessar y , to permi t further solicitation an d vote o f proxie s i n the even t that there are insufficient votes to approve the Extension Amendment Proposal and the T rust Agreement Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the ” Adjournmen t Proposal “) . DM Y SQUARED TECHNOLOG Y GROU P , IN C . PLEASE D O NO T RETUR N THE PROXY CARD IF YOU AR E VOTING ELECTRONICAL L Y . 202191 DMY Proxy Card Rev1 Front YOUR VOTE IS IMPOR T AN T . PLEASE VOTE T OD A Y . Signature Signature, if held jointly Date , 2025 Note : Please sign exactly as name appears hereon . When shares are held by joint owners, both should sign . When signing as attorne y , executo r , administrato r , trustee, guardian, or corporate office r , please give title as such . V ot e b y Interne t - QUIC K EAS Y IMMEDI A T E - 2 4 Hour s a Da y , 7 Day s a W ee k o r b y Mail Y our Internet vot e authorize s the named proxies FOL D HER E • D O NO T SE P AR A T E • INSER T I N ENVELOP E PROVIDE D PROXY CARD TH E BOAR D O F DIREC T OR S RECOMMEND S A VOT E ” FO R ” PROPOSAL S 1 , 2 , AN D 3 . Please mark your votes lik e this X FOR AGAINS T ABS T AIN to vot e you r share s in the sam e manne r a s if you marked , signe d an d returne d you r proxy card . V otes submitte d electronicall y over the Internet mus t be receive d by 1 1 : 5 9 p . m . , Eastern T ime, on Decembe r 14 , 2025 . INTERNET – ww w .cstproxyvote.com Us e the Internet to vote your prox y . Have your prox y card availabl e whe n you access the above website. Follow the prompts to vote your shares. V ote a t the Meeting – If you pla n to atten d the virtual online Special meeting, you wil l nee d your 1 2 digit control numbe r to vote electronicall y a t the Special meeting . T o attend: https://ww w .cstprox y .com/ dmysquaredtechnology/2025 MAIL – Mark, sign an d dat e your prox y card an d return i t i n the postage - pai d envelope provided. FOR AGAINS T ABS T AIN FOR AGAINS T ABS T AIN

2025

To view the Proxy Statement and to attend the Special Meeting, please go to: https://www.cstproxy.com/dmysquaredtechnology/2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

DMY SQUARED TECHNOLOGY GROUP, INC.

The undersigned appoints Harry L. You as proxy, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the common stock of dMY Squared Technology Group, Inc. (“dMY”) held of record by the undersigned at the close of business on November 19, 2025, at the special meeting of dMY to be held virtually via live webcast at **https://www.cstproxy.com/dmysquaredtechnology/2025** on December 15, 2025, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

2025 202191 DMY Proxy Card Rev1 Back Important Notic e Regardin g the A vailability of Proxy Materials for the Special Meeting of Shareholders to be held on Decembe r 15 , 2025 T o view the Proxy Statement an d to atten d the Special Meeting, please go to: https://ww w .cstprox y .com/dmysquaredtechnology/2025 FOL D HER E • D O NO T SE P AR A T E • INSER T I N ENVELOP E PROVIDE D PROXY THI S PROX Y I S SOLICITE D O N BEHAL F O F TH E BOAR D O F DIREC T ORS DM Y SQUARE D TECHNOLOG Y GROU P , IN C . The undersigne d appoint s Harr y L . Y o u a s prox y , an d authorize s hi m to represent an d to vote, as designate d o n the reverse hereof , al l o f the common stock o f dM Y Squared T echnolog y Group, Inc . (“dMY”) hel d o f record b y the unde rsigned a t the close o f busines s o n Novembe r 19 , 2025 , a t the special meeting of dM Y to b e hel d virtually via liv e webcas t a t https : //ww w . cstprox y . com/dmysquaredtechnology/ 2025 on Decembe r 15 , 2025 , o r a t an y adjournmen t thereof . THIS PROXY WHEN PROPE R L Y EXECUTED WI L L B E VOTED A S INDIC A TED . IF N O CONTRA R Y INDIC A TION IS MADE, THE PROXY WILL B E VOTED IN F A VOR OF AL L PROPOSALS, AN D IN ACCORDANC E WITH THE JUDGMEN T OF THE PERSON NAME D A S PROXY HEREI N ON ANY OTHER M A TTERS TH A T M A Y PROPE R L Y COM E BEFOR E THE SPECIAL MEETING . THIS PROXY IS SOLICITED ON BEHAL F OF THE BOAR D OF DIREC T ORS . PLEASE MARK, SIGN, D A TE AN D RETURN THE PROXY CAR D PROMPT L Y . (Continued an d to be marked , dated an d signe d on revers e side)